Obligations Under Capital Leases	12 Months Ended
Dec. 31, 2013
Leases [Abstract]
Obligations Under Capital Leases
19.	OBLIGATIONS UNDER CAPITAL LEASES

The Company had one capital lease obligation with an independent financing company, collateralized by medical equipment. The obligation had a stated interest rate of 9.96%, and was repayable in 20 monthly installments by August 2013. The obligations under the capital leases were fully settled in 2013.

As at December 31, 2012, the equipment held under capital lease contracts had an original cost of RMB17,124 and accumulated depreciation of RMB4,768. The depreciation expenses of medical equipment under capital leases were included in cost of revenues in the network business.